UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2012

CHURCHILL DOWNS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Kentucky (State or Other Jurisdiction of Incorporation)	001-33998 (Commission File Number)	61-0156015 (IRS Employer Identification No.)

600 N. Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 636-4400

700 Central Avenue, Louisville, Kentucky 40208

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2012, the Board of Directors (the “Board”) of Churchill Downs Incorporated (the “Company”) accepted the resignation of Michael B. Brodsky as a director of the Company. Mr. Brodsky’s resignation was effective as of June 14, 2012.

Also on June 14, 2012, the Board adopted a resolution, effective immediately, providing that the size of the Board be fixed at ten (10) directors, divided into three classes, consisting of four (4) Class I Directors, three (3) Class II Directors and three (3) Class III Directors. Prior to his resignation, Mr. Brodsky was a Class III director and the Board was comprised of eleven (11) directors.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 14, 2012, the Company held its 2012 Annual Meeting of Shareholders (the “Meeting”). At the Meeting the Company’s shareholders:

(1) elected four (4) Class I directors to terms of three (3) years each;

(2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2012;

(3) approved the material terms of the performance goals and maximum awards payable as established by the special Subcommittee of the Compensation Committee of the Board of Directors for the payment of compensation to Robert L. Evans, William C. Carstanjen, William E. Mudd and Alan K. Tse under the Churchill Downs Incorporated Amended and Restated Incentive Compensation Plan (1997);

(4) approved the performance goals for performance-based awards under the Churchill Downs Incorporated Executive Annual Incentive Plan;

(5) approved an amendment to the Churchill Downs Incorporated 2007 Omnibus Stock Incentive Plan increasing the number of shares available for issuance thereunder by 1,000,000 shares and re-approving the plan under Section 162(m) of the Internal Revenue Code;

(6) approved an amendment to the Churchill Downs Incorporated 2000 Employee Stock Purchase Plan increasing the number of shares available for issuance thereunder by 100,000 shares;

(7) approved the Company’s Amended and Restated Articles of Incorporation; and

(8) approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures in the proxy statement.

Set forth below are the number of votes cast with respect to each of the matters submitted for vote at the Meeting.

(1) Election of Class I Directors

Nominee	For	Withheld	Broker Non-Votes
Leonard S. Coleman, Jr	12,933,801	688,791	1,811,520
Craig J. Duchossois	13,035,372	587,220	1,811,520
Robert L. Evans	13,179,692	442,900	1,811,520
G. Watts Humphrey, Jr	13,338,964	283,628	1,811,520

(2) Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions	Broker Non-Votes
15,361,508	60,209	12,395	0

(3) Approval of Material Terms of Performance Goals and Maximum Awards Payable

For	Against	Abstentions	Broker Non-Votes
13,262,262	318,376	41,954	1,811,520

(4) Approval of the performance goals for performance-based awards under the Churchill Downs Incorporated Executive Annual Incentive Plan

For	Against	Abstentions	Broker Non-Votes
13,240,629	331,720	50,243	1,811,520

(5) Approval of the amendment to the Churchill Downs Incorporated 2007 Omnibus Stock Incentive Plan increasing the number of shares available for issuance thereunder by 1,000,000 shares and re-approval of the plan under Section 162(m) of the Internal Revenue Code

For	Against	Abstentions	Broker Non-Votes
12,214,032	1,280,415	128,145	1,811,520

(6) Approval of the amendment to the Churchill Downs Incorporated 2000 Employee Stock Purchase Plan increasing the number of shares available for issuance thereunder by 100,000 shares

For	Against	Abstentions	Broker Non-Votes
13,268,497	193,901	160,194	1,811,520

(7) Approval of the Company’s Amended and Restated Articles of Incorporation

For	Against	Abstentions	Broker Non-Votes
9,133,300	4,365,440	123,852	1,811,520

(8) Approval, By Non-Binding Advisory Vote, of Executive Compensation

For	Against	Abstentions	Broker Non-Votes
10,833,770	1,753,622	1,035,200	1,811,520

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

June 20, 2012	By: /s/ Alan K. Tse______________
Alan K. Tse
Executive Vice President,
General Counsel and Secretary